NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES REPORTS THIRD QUARTER 2020 RESULTS

•$97.4 million in cash and cash equivalents
•$220.2 million in sales
•GAAP diluted EPS of $(1.95), excluding non-cash, one-time items, adjusted EPS of $0.16
•Cash flow from operating activities of $30.5 million
•Free cash flow for the quarter of $29.1 million
•Recorded $48.4 million in goodwill impairments and other one-time, non-cash charges

Houston, TX – November 6, 2020 – DXP Enterprises, Inc. (NASDAQ: DXPE) today announced financial results for the third quarter ended September 30, 2020. The following are results for the three and nine months ended September 30, 2020, compared to the three and nine months ended September 30, 2019. A reconciliation of the non-GAAP financial measures can be found in the back of this press release.

Third Quarter 2020 financial highlights:

•Sales were $220.2 million, compared to $327.2 million for the third quarter of 2019.
•Earnings per diluted share for the third quarter was $(1.95) based upon 17.8 million diluted shares, compared to $0.71 per share in the third quarter of September 30, 2019, based on 18.4 million diluted shares. Excluding non-cash impairment charges of $48.4 million, earnings per diluted share was $0.16 per share, assuming a 22.4 percent tax rate.
•Adjusted EBITDA for the third quarter of 2020 was $13.7 million, versus $13.8 million for the second quarter of 2020 and $28.6 million for the third quarter of 2019. Adjusted EBITDA as a percentage of sales was 6.2 percent versus 5.5 percent for the second quarter of 2020 and 8.7 percent in 2019, respectively.
•Free cash flow (cash flow from operating activities less capital expenditures) for the third quarter of 2020 was $29.1 million compared to $5.3 million for the third quarter of 2019.
David R. Little, Chairman and CEO commented, “Our solid execution and focus in a challenging environment continued to deliver reasonable results with significant progress in the quarter serving our customers, most notably $29.1 million in resilient free cash flow and a continued strong balance sheet. Our cash from operations continues to put us in a position to grow the business when the opportunity presents itself and pay down debt, when appropriate. We are aggressively working opportunities to sharpen our focus, transform our operations and continue investing in growth areas, with the customer at the center of everything we do."

Mr. Little continued, "During the third quarter, we achieved $220.2 million in sales, including $5.1 million from acquisitions. In terms of our business segments for the third quarter, sales were $164.9 million for Service Centers, $21.9 million for Innovative Pumping Solutions and $33.4 million for Supply Chain Services. Although the majority of lockdowns have been easing and economic activity is likely near trough levels, visibility on the economic outlook remains extremely limited. Specifically, the risk of a third wave of virus cases, the reinstitution of select geographic lockdowns, and the risk of lingering high unemployment create an uncertain economic environment that likely persists through the rest of 2020, based upon what we know today. Our results demonstrate a significant and sustainable reset to the power of our business to generate positive earnings and free cash flow and capture market share for our future."

Kent Yee, CFO commented, "Overall, we continue to grow sales in the markets we see strength and manage costs while adjusting to the COVID-19 operating challenges. Similar to our second quarter, we delivered financial results that display our ability to adjust to the current levels of activity. Additionally, like many of our peers, during the third quarter we incurred a pre-tax non-cash impairment and other one-time charges of $48.4 million related to goodwill and certain assets. This reflects the proper accounting treatment given the triggering events of COVID-19 and likely reaching a sales bottom and full impact of COVID during the third quarter. We remain positive around all of our acquisitions and their ability to positively contribute to DXP’s overall business and strategy. We had another strong quarter of free cash flow generation, producing $29.1 million in free cash flow. As of September 30, 2020, we had $97.4 million in cash and cash equivalents on the balance sheet. Our senior leverage was 2.8:1, well under the Q3 covenant limit of 4.5:1."

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS
Financial Strength and Liquidity
Net debt, calculated as total long-term debt, net of cash and cash equivalents, on our balance sheet as of September 30, 2020, was down to $120.1 million compared to $216.4 million at September 30, 2019. As of September 30, 2020, DXP has approximately $211.6 million in liquidity, consisting of $97.3 million in cash on hand and approximately $114.3 million in availability under our ABL facility.

We will host a conference call regarding September 30, 2020 third quarter results on the Company’s website (www.dxpe.com) Friday, November 6, 2020 at 10:30 am CST. Web participants are encouraged to go to the Company’s website at least 15 minutes prior to the start of the call to register, download and install any necessary audio software. The on-line archived replay will be available immediately after the conference call at www.dxpe.com.

Non-GAAP Financial Measures
DXP supplements reporting of net income with non-GAAP measurements, including EBITDA, adjusted EBITDA, free cash flow, non-GAAP net income and net debt. This supplemental information should not be considered in isolation or as a substitute for the unaudited GAAP measurements. Additional information regarding EBITDA, free cash flow and non-GAAP net income referred to in this press release are included below under "Unaudited Reconciliation of Non-GAAP Financial Information."

The Company believes EBITDA provides additional information about: (i) operating performance, because it assists in comparing the operating performance of the business, as it removes the impact of non-cash depreciation and amortization expense as well as items not directly resulting from core operations such as interest expense and income taxes and (ii) the performance and the effectiveness of operational strategies. Additionally, EBITDA performance is a component of a measure of the Company’s financial covenants under its credit facility. Furthermore, some investors use EBITDA as a supplemental measure to evaluate the overall operating performance of companies in the industry. Management believes that some investors’ understanding of performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing ongoing results of operations. By providing this non-GAAP financial measure, together with a reconciliation from net income, the Company believes it is enhancing investors’ understanding of the business and results of operations, as well as assisting investors in evaluating how well the Company is executing strategic initiatives.

About DXP Enterprises, Inc.
DXP Enterprises, Inc. is a leading products and service distributor that adds value and total cost savings solutions to industrial customers throughout the United States, Canada, Mexico and Dubai. DXP provides innovative pumping solutions, supply chain services and maintenance, repair, operating and production ("MROP") services that emphasize and utilize DXP’s vast product knowledge and technical expertise in rotating equipment, bearings, power transmission, metal working, industrial supplies and safety products and services. DXP's breadth of MROP products and service solutions allows DXP to be flexible and customer-driven, creating competitive advantages for our customers. DXP’s business segments include Service Centers, Innovative Pumping Solutions and Supply Chain Services. For more information, go to www.dxpe.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe-harbor” for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made by or to be made by the Company) contains statements that are forward-looking. These forward-looking statements include without limitation those about the Company’s expectations regarding the impact of the COVID-19 pandemic and the impact of low commodity prices of oil and gas; the Company’s business, the Company’s future profitability, cash flow, liquidity, and growth. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future; and accordingly, such results may differ from those expressed in any forward-looking statement made by or on behalf of the Company. These risks and uncertainties include, but are not limited to; decreases in oil and natural gas prices; decreases in oil and natural gas industry expenditure levels, which may result from decreased oil and natural gas prices or other factors; ability to obtain needed capital, dependence on existing management, leverage and debt service, domestic or global economic conditions, economic risks related to the impact of COVID-19, ability to manage changes and the continued health or availability of management personnel and changes in customer preferences and attitudes. In some cases, you can identify forward-looking statements by terminology such as, but not limited to, “may,” “will,” “should,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “goal,” or “continue” or the negative of such terms or other comparable terminology. For more information, review the Company’s filings with the Securities and Exchange Commission. More information on these risks and other potential factors that could affect the Company’s business and financial results is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES, INC. AND SUBSIDIARIES UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ($ thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Sales	$220,193	$327,178	$772,577	$971,721
Cost of sales	158,892	234,474	557,595	702,830
Gross profit	61,301	92,704	214,982	268,891
Selling, general and administrative expenses	53,746	70,987	189,759	209,511
Impairment and other charges	48,401	—	48,401	—
Operating income (loss)	(40,846)	21,717	(23,178)	59,380
Other expense (income), net	320	(25)	(381)	127
Interest expense	3,752	4,986	12,059	14,911
Income (loss) before income taxes	(44,918)	16,756	(34,856)	44,342
Provision for income taxes (benefit)	(10,143)	3,606	(7,809)	10,655
Net income (loss)	(34,775)	13,150	(27,047)	33,687
Net (loss) income attributable to NCI*	(109)	41	(233)	(172)
Net income (loss) attributable to DXP Enterprises, Inc.	(34,666)	13,109	(26,814)	33,859
Preferred stock dividend	23	23	68	68
Net income (loss) attributable to common shareholders	$(34,689)	$13,086	$(26,882)	$33,791

Diluted earnings (loss) per share attributable to DXP Enterprises, Inc.	$(1.95)	$0.71	$(1.52)	$1.84

Weighted average common shares and common equivalent shares outstanding	17,790	18,442	17,743	18,428

*NCI represents non-controlling interest

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

Business segment financial highlights:

•Service Centers’ revenue for the third quarter was $164.9 million, a decrease of 14.9 percent year-over-year with a 13.4 percent operating income margin.
•Innovative Pumping Solutions’ revenue for the third quarter was $21.9 million, a decrease of 73.4 percent year-over-year with an unfavorable 13.3 percent operating income margin.
•Supply Chain Services’ revenue for the third quarter was $33.4 million, a decrease of 34.8 percent year-over-year with a 8.7 percent operating income margin.

SEGMENT DATA
($ thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Sales	2020	2019	2020	2019
Service Centers	$164,900	$193,727	$501,333	$579,884
Innovative Pumping Solutions	21,876	82,169	152,376	237,920
Supply Chain Services	33,417	51,282	118,868	153,917
Total DXP Sales	$220,193	$327,178	$772,577	$971,721

	Three Months Ended September 30,		Nine Months Ended September 30,
Operating Income	2020	2019	2020	2019
Service Centers	$22,151	$25,071	$52,742	$67,281
Innovative Pumping Solutions	(2,913)	10,097	16,080	28,924
Supply Chain Services	2,900	3,110	10,008	10,980
Total segments operating income	$22,138	$38,278	$78,830	$107,185

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

Reconciliation of Operating Income for Reportable Segments
($ thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Operating income for reportable segments	$22,138	$38,278	$78,830	$107,185
Adjustment for:
Impairment and other charges	48,401	—	48,401	—
Amortization of intangibles	3,053	3,806	9,296	11,423
Corporate expenses	11,530	12,755	44,311	36,382
Total operating income (loss)	$(40,846)	$21,717	$(23,178)	$59,380
Interest expense	3,752	4,986	12,059	14,911
Other expense (income), net	320	(25)	(381)	127
Income (loss) before income taxes	$(44,918)	$16,756	$(34,856)	$44,342

Unaudited Reconciliation of Non-GAAP Financial Information
($ thousands, unaudited)

The following table is a reconciliation of EBITDA and adjusted EBITDA, a non-GAAP financial measure, to income before taxes, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Income (loss) before income taxes	(44,918)	16,756	$(34,856)	$44,342
Plus: interest expense	3,752	4,986	12,059	14,911
Plus: depreciation and amortization	5,304	6,422	17,294	18,693
EBITDA	$(35,862)	$28,164	$(5,503)	$77,946

Plus: NCI loss (gain) income before tax*	183	(55)	233	228
Plus: Impairment and other charges	48,401	—	48,401	—
Plus: stock compensation expense	983	473	2,870	1,502
Adjusted EBITDA	$13,705	$28,582	$46,001	$79,676

* NCI represents non-controlling interest

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
($ thousands, except per share amounts)

	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash	$97,287	$54,203
Restricted cash	91	124
Accounts receivable, net of allowances for doubtful accounts	152,013	187,116
Inventories	118,864	129,364
Costs and estimated profits in excess of billings	21,544	32,455
Prepaid expenses and other current assets	6,061	4,223
Federal income taxes receivable	6,834	996
Total current assets	$402,694	$408,481
Property and equipment, net	57,452	63,703
Goodwill	166,375	194,052
Other intangible assets, net of accumulated amortization	47,616	52,582
Operating lease right-of-use assets	58,657	66,191
Other long-term assets	3,924	3,211
Total assets	$736,718	$788,220

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$2,500	$2,500
Trade accounts payable	81,570	76,438
Accrued wages and benefits	21,121	23,412
Customer advances	9,185	3,408
Billings in excess of costs and estimated profits	4,168	11,871
Current-portion operating lease liabilities	16,605	17,603
Other current liabilities	20,723	12,939
Total current liabilities	$155,872	$148,171
Long-term debt, less unamortized debt issuance costs	209,813	235,419
Long-term operating lease liabilities	41,324	48,605
Other long-term liabilities	2,007	1,205
Deferred income taxes	4,148	9,872
Total long-term liabilities	$257,292	$295,101
Total Liabilities	$413,164	$443,272
Equity:
Total DXP Enterprises, Inc. equity	322,641	343,802
Non-controlling interest	913	1,146
Total Equity	$323,554	$344,948
Total liabilities and equity	$736,718	$788,220

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

Unaudited Reconciliation of Non-GAAP Financial Information
($ thousands, unaudited)

The following table is a reconciliation of free cash flow, a non-GAAP financial measure, to cash flow from operating activities, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Net cash from operating activities	$30,476	$10,943	$92,240	$7,483
Less: purchases of property and equipment	1,397	5,663	6,530	14,247
Plus: proceeds from sales of property and equipment	—	1	123	35
Free cash flow	$29,079	$5,281	$85,833	$(6,729)

The following table is a reconciliation of adjusted net income, a non-GAAP financial measure, to net income, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

GAAP Net Income (Loss) :	$(34,689)	$13,086	$(26,882)	$33,791
Impairment and other charges	48,401	—	48,401	—
Adjustment for taxes*	(10,842)	—	(10,842)	—
Non-GAAP net income	$2,870	$13,086	$10,677	$33,791

Diluted earnings (loss) per share:
GAAP	$(1.95)	$0.71	$(1.52)	$1.84
Non-GAAP	$0.16	$0.71	$0.58	$1.84

* Adjustment for taxes relates to the tax effects of the adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income. For tax purposes the year-to-date effective tax rate of 22.4 percent was applied to the impairment and other charges for conservative purposes.